                                                                     EXHIBIT 3.2

                          RESTATED AND AMENDED BY-LAWS

                                       OF

                             TELENETICS CORPORATION

                               TABLE OF CONTENTS


ARTICLE I

     OFFICES...........................................................  1
     -------
     Section 1.  PRINCIPAL OFFICE......................................  1
     Section 2.  OTHER OFFICES.........................................  1


ARTICLE II

     SHAREHOLDERS......................................................  1
     ------------
     Section 1.  PLACE OF MEETINGS.....................................  1
     Section 2.  ANNUAL MEETINGS.......................................  1
     Section 3.  SPECIAL MEETINGS......................................  2
     Section 4.  NOTICE OF MEETINGS....................................  2
     Section 5.  WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS....  2
     Section 6.  QUORUM................................................  3
     Section 7.  ADJOURNMENTS..........................................  3
     Section 8.  ORGANIZATION..........................................  4
     Section 9.  VOTING................................................  4
     Section 10. PROXIES...............................................  4
     Section 11. FIXING DATE FOR DETERMINATION OF
           SHAREHOLDERS OF RECORD......................................  5
     Section 12. LIST OF SHAREHOLDERS ENTITLED TO VOTE.................  6
     Section 13. INSPECTORS OF ELECTION................................  6
     Section 14. SHAREHOLDERS ACTING WITHOUT A MEETING - DIRECTORS.....  6
     Section 15. OTHER ACTIONS WITHOUT A MEETING.......................  7

 ARTICLE III

     DIRECTORS.........................................................  7
     ---------
     Section 1.  RESPONSIBILITY AND POWERS OF THE BOARD OF DIRECTORS...  7
     Section 2.  STANDARD OF CARE......................................  7
     Section 3.  NUMBER AND QUALIFICATION OF DIRECTORS.................  8

     Section 4.  ELECTION AND TERM OF OFFICE OF DIRECTORS..............  8
     Section 5.  ELECTION OF A CHAIRMAN OF THE BOARD...................  8
     Section 6.  RESIGNATIONS..........................................  8
     Section 7.  REMOVAL OF DIRECTORS..................................  8
     Section 8.  VACANCIES.............................................  9
     Section 9.  NOTICE, PLACE AND MANNER OF MEETINGS..................  9
     Section 10. REGULAR MEETINGS...................................... 10
     Section 11. SPECIAL MEETINGS...................................... 10
     Section 12. QUORUM................................................ 10
     Section 13. NOTICE OF ADJOURNMENT................................. 11
     Section 14. ORGANIZATION.......................................... 11
     Section 15. SOLE DIRECTOR PROVIDED BY ARTICLES OF INCORPORATION OR
           BY-LAWS..................................................... 11
     Section 16. DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT......... 11
     Section 17. COMMITTEES............................................ 11
     Section 18. ADVISORY DIRECTORS.................................... 12
     Section 19. COMPENSATION OF DIRECTORS............................. 12
     Section 20. CONTRACTS............................................. 12

ARTICLE IV

     OFFICERS.......................................................... 13
     --------
     Section 1.  RESPONSIBILITY AND DUTIES OF OFFICERS................. 13
     Section 2.  STANDARD OF CARE...................................... 13
     Section 3.  OFFICERS.............................................. 13
     Section 4.  SUBORDINATE OFFICERS, ETC. ........................... 14
     Section 5.  ELECTION.............................................. 14
     Section 6.  REMOVAL AND RESIGNATION OF OFFICERS................... 14
     Section 7.  VACANCIES............................................. 14
     Section 8.  CHAIRMAN OF THE BOARD................................. 14
     Section 9.  PRESIDENT............................................. 15
     Section 10. VICE PRESIDENT........................................ 15
     Section 11. SECRETARY............................................. 15
     Section 12. CHIEF FINANCIAL OFFICER (Treasurer)................... 16
     Section 13. CONTRACTS............................................. 16

ARTICLE V

     INDEMNIFICATION OF DIRECTORS, OFFICERS,
     ---------------------------------------
     EMPLOYEES AND OTHER CORPORATE AGENTS.............................. 17
     ------------------------------------
     Section 1.  ACTIONS, SUITS, OR PROCEEDINGS OTHER THAN
           THOSE BY OR IN THE RIGHT OF THE CORPORATION................. 17

     Section 2.  ACTIONS, SUITS, OR PROCEEDINGS BY OR IN
           THE RIGHT OF THE CORPORATION................................  17
     Section 3.  EXPENSES INCURRED.....................................  18
     Section 4.  DETERMINATION OF INDEMNIFICATION......................  18
     Section 5.  ADVANCE OF EXPENSES...................................  18
     Section 6.  NON-EXCLUSIVITY.......................................  18
     Section 7.  INSURANCE.............................................  18
     Section 8.  INCLUSION OF CONSTITUENT CORPORATION..................  19
     Section 9.  INCLUSION OF OTHER TERMS..............................  19
     Section 10. CONTINUATION OF INDEMNIFICATION.......................  19


ARTICLE VI

     CERTIFICATES AND TRANSFER OF SHARES...............................  20
     -----------------------------------
     Section 1.  CERTIFICATES FOR SHARES...............................  20
     Section 2.  TRANSFER ON THE BOOKS.................................  20
     Section 3.  LOST OR DESTROYED CERTIFICATES........................  20
     Section 4.  TRANSFER AGENTS AND REGISTRARS........................  20
     Section 5.  CLOSING STOCK TRANSFER BOOKS - RECORD DATE............  21
     Section 6.  LEGEND CONDITION......................................  21


ARTICLE VII

     RECORDS - REPORTS - INSPECTION....................................  21
     ------------------------------
     Section 1.  FORM OF RECORDS.......................................  21
     Section 2.  CORPORATE RECORDS.....................................  22
     Section 3.  FINANCIAL RECORDS.....................................  22
     Section 4.  REPORTS...............................................  22
     Section 5.  INSPECTION OF BOOKS AND RECORDS.......................  22
     Section 6.  CERTIFICATION AND INSPECTION OF BY-LAWS...............  22


ARTICLE VIII

     ANNUAL REPORTS....................................................  22
     --------------
     Section 1.  REPORT TO SHAREHOLDERS, DUE DATE......................  22
     Section 2.  WAIVER................................................  23


ARTICLE IX

     AMENDMENTS TO BY-LAWS.............................................  23
     ---------------------
     Section 1.  AMENDMENT BY SHAREHOLDERS.............................  23
     Section 2.  POWERS OF DIRECTORS...................................  23
     Section 3.  RECORD OF AMENDMENTS..................................  23

ARTICLE X

     CORPORATE SEAL....................................................  24
     --------------


ARTICLE XI

     MISCELLANEOUS.....................................................  24
     -------------
     Section 1.  REPRESENTATION OF SHARES IN OTHER CORPORATIONS........  24
     Section 2.  SUBSIDIARY CORPORATIONS...............................  24
     Section 3.  CHECKS, DRAFTS, ETC. .................................  24
     Section 4.  CONTRACTS, ETC. --- HOW EXECUTED......................  24
     Section 5.  WAIVER OF NOTICE OF MEETING OF SHAREHOLDERS...........  25
     Section 6.  ACCOUNTING YEAR.......................................  25
     Section 7.  GENDER................................................  25

CERTIFICATE BY SECRETARY OF ADOPTION BY SHAREHOLDERS' VOTE.............  25

                         RESTATED AND AMENDED BY-LAWS


                                      OF


                            TELENETICS CORPORATION
                           A California Corporation



                                   ARTICLE I

                                    OFFICES
                                    -------


     Section 1. PRINCIPAL OFFICE. The registered principal office for the transaction of business of the corporation is hereby fixed and located at 26772 Vista Terrace Drive, Lake Forest, California . The location may be changed by approval of a majority of the authorized members of the Board of Directors of the Corporation (the "Board of Directors"), and additional offices may be established and maintained at such other place or places, either within or without California, as the Board of Directors may from time to time designate.

     Section 2. OTHER OFFICES. Branch or subordinate offices may at any time be established by the Board of Directors at any place or places where the corporation is qualified to do business, or as the business of the corporation may otherwise require.


                                  ARTICLE II

                                 SHAREHOLDERS
                                 ------------


     Section 1. PLACE OF MEETINGS. All meetings of the Shareholders shall be held on such date, and at such time and appropriate and convenient location, either within or without of the State of California as the Board of Directors may from time to time designate. In the absence of any such designation, meeting of shareholders shall be at the principal office of the corporation.

     Section 2. ANNUAL MEETINGS. The annual meetings of the Shareholders shall be held, each year, within five months after the close of the fiscal year of the corporation. At the annual meeting, the Shareholders shall elect a Board of Directors, consider reports of the affairs of the corporation and transact such other business as may be properly brought before the meeting.

     Section 3. SPECIAL MEETINGS. Special meetings of the Shareholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, a Vice President, the Secretary, or by one or more Shareholders holding not less than one-tenth (1/10; 10%) of the voting power of the corporation. Except as may required by law, special meetings may not be called by any other person or persons. Except as next provided, notice shall be given as for the annual meeting.

     Upon receipt of a written request addressed to the Chairman of the Board or the President mailed or delivered personally to such Officer by any person (other than the Board) entitled to call a special meeting of Shareholders, such Officer shall cause notice to be given, to the Shareholders entitled to vote, that a meeting will be held at a time requested by the person or persons calling the meeting, not less than twenty-five (25) nor more than sixty (60) days after the receipt of such request. If such notice is not given within twenty (20) days after receipt of such request, the persons calling the meeting may give notice thereof in the manner provided by these By-Laws.

     Section 4. NOTICE OF MEETINGS. Whenever shareholders are required or permitted to take any action at a meeting, notice of such meeting, annual or special, shall be given in writing not less than ten (10) nor more than sixty
(60) days before the date of the meeting to all Shareholders entitled to vote at such meeting. Such notice shall be given by the Secretary or the Assistant Secretary, or if there be no such Officer, or in the case of his or her neglect or refusal, by any Director or Shareholder.

     Such notices or any reports shall be given personally or by mail and shall be sent to the Shareholder's address appearing on the books of the corporation, or supplied by him or her to the corporation for the purpose of notice. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid.

     Notice of any meeting of Shareholders shall specify the place, the day and the hour of meeting, and (1) in case of a special meeting, the purpose for which the meeting is called and the general nature of the business to be transacted and no other business may be transacted, or (2) in the case of an annual meeting, those matters which the Board at date of mailing, intends to present for action by the Shareholders. At any meetings where Directors are to be elected, notice shall include the names of the nominees, if any, intended at date of notice to be presented by management for election.

     Section 5. WAIVER OF NOTICE OR CONSENT BY ABSENT SHAREHOLDERS. The transactions of any meeting of Shareholders, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the Shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holding of such meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance shall constitute a waiver of notice.

     Section 6. QUORUM. The holders of a majority of the outstanding shares of each class of stock entitled to vote at a meeting of the shareholders, present in person, or represented by proxy, shall constitute a quorum at all meetings of the Shareholders for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. For the purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. If, however, such majority shall not be present or represented at any meeting of the Shareholders, the Shareholders entitled to vote at such meeting, present in person, or by proxy, shall have the power to adjourn the meeting from time to time, until the requisite amount of voting shares shall be present. At such adjourned meeting at which the requisite amount of voting shares shall be represented, any business may be transacted which might have been transacted at a meeting as originally notified.

     Shares of the capital stock of the Corporation belonging, on the record date for the meeting, to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation are held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote any stock held by it in a fiduciary capacity.

     If a quorum be initially present, the Shareholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum, if any action taken is approved by a majority of the Shareholders required to initially constitute a quorum.

     Section 7. ADJOURNMENTS. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. Except, however, when a meeting is adjourned for forty-five (45) days or more, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in case of an original meeting.

     Section 8. ORGANIZATION. Meetings of shareholders shall called to order by the President, or other person appointed by the President, Chairman of the Board or by the Board of Directors. Thereafter the meeting shall be presided over by the Chairman of the Board, if any, or in his absence by the President; or by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

     Section 9. VOTING. Only persons in whose names shares entitled to vote stand on the stock records of the Corporation on the day of any meeting of Shareholders, unless some other day be fixed by the Board of Directors for the determination of Shareholders of record, and then on such other day, shall be entitled to vote at such meeting.

     Unless otherwise provided in the Articles of Incorporation or by the laws of the State of California, each shareholder entitled to vote at any meeting of the shareholders shall be entitled to one vote for each share of stock held by him, which has voting power, upon each matter in question, except that, for the purpose of election of directors, only, provided that at least one candidate's name has been placed in nomination prior to the voting and one or more Shareholder has given notice at the meeting of the Shareholder's intent to cumulate the Shareholder's votes, every Shareholder entitled to vote at any election for Directors of any corporation for profit may cumulate their votes and give one candidate a number of votes equal to the number of Directors to be elected multipled by the number of votes to which his or her shares are entitled, or distribute his or her votes on the same principle among as many candidates as he or she thinks fit. The candidates receiving the highest number of votes up to the number of Directors to be elected are elected.

     Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of shareholders all elections and questions shall, unless otherwise provided by law, the Articles of Incorporation or these By-Laws, be decided by the vote of the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting, except that the election of Directors, if cumulative voting is in effect, shall be conducted in the manner stated above in this Section.

     Section 10. PROXIES. Every Shareholder entitled to vote, or to execute consents, may do so, either in person or by written proxy filed with the Secretary of the corporation. The proxy, which shall include writings sent by telex, telegraph, cable or other facsimile transmission, may be executed by either the shareholder or the shareholder's duly authorized attorney-in-fact. No such proxy shall be voted or acted upon after three years from its date unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.

     Section 11.  FIXING DATE FOR DETERMINATION OF SHAREHOLDERS OF RECORD.   The
Board of Directors may fix a time in the future not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date fixed for the payment of any dividend or distribution, or for the allotment of rights, or when any change or conversion or exchange of shares shall go into effect, or other lawful action as to shareholders to take place, as a record date for the determination of the Shareholders entitled to notice of and to vote at any such meeting or adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any such dividend or distribution, or entitled to receive any allotment of rights, or entitled to exercise the rights in respect to any such change, conversion or exchange of shares, or entitled to receive the benefit of or exercise the right of any other lawful action in relation to shareholders. In such case only Shareholders of record on the date so fixed shall be entitled to notice of and to vote at such meeting, or to receive such dividends, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any share on the books of the corporation after any record date fixed as aforesaid. The Board of Directors may close the books of the corporation against transfers of shares during the whole or any part of such period.

     If no record date is fixed by the Board of Directors the record date: (1) for determining shareholders entitled to notice of, or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) for determining shareholders entitled to express consent to corporate action in writing without a meeting, to the extent permitted by these By-Laws, shall be the day on which the written consent is expressed; and (3) for determining shareholders of record for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

     A determination by the Board of Directors or otherwise of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section 12. LIST OF SHAREHOLDERS ENTITLED TO VOTE. If a record date has been set by the Board of Directors, the Secretary shall prepare and make, at least 10 days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall, during normal business hours, be open to the examination of any shareholder, or any shareholder's duly authorized representative, for any purpose germane to the meeting either at the principal office of the Corporation and/or such other place as may be specified in the notice of the meeting. If no record date is fixed by the Board of Directors, the Secretary shall prepare and make such list as of the alternative record date provided for in the By-Laws. The list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder present.

     Section 13. INSPECTORS OF ELECTION. In advance of any meeting of Shareholders the Board of Directors may, if they so elect, appoint inspectors of election to act at such meeting or any adjournment thereof. If inspectors of election be not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and, if any Shareholder, or his or her proxy, requests and said request is approved by a majority of the outstanding shares of all classes of stock entitled to vote present at such meeting in person or by proxy the chairman shall, make such appointment at the meeting in which case the number of inspectors shall be either one (1) or three
(3) as determined by a majority of the Shareholders represented at the meeting.

     The duties of these inspectors shall be to (1) determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; (2) receive votes, ballots or consents; (3) determine all challenges and questions arising in connection with the right to vote; (4) count and tabulate all votes and consents; (5) determine the election result; and (6) do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

     Section 14. SHAREHOLDERS ACTING WITHOUT A MEETING - DIRECTORS. Any action which is required or may be taken at any meeting of the Shareholders, may be taken without a meeting, without prior notice and without a vote if consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote at a meeting held for such purpose, and filed with the Secretary of the corporation. Except that, if the Directors fail to fill a vacancy, then a Director to fill that vacancy may be elected by the written consent of persons holding a majority of shares entitled to vote for the election of Directors.

     Section 15. OTHER ACTIONS WITHOUT A MEETING. Unless otherwise provided by statute or the Articles of Incorporation, any action which is required or may be taken at any meeting of Shareholders may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

     Unless the consents of all Shareholders entitled to vote have been solicited in writing, (1) Notice of any Shareholders approval without a meeting by less than unanimous written consent shall be given at least ten (10) days before the consummation of the action authorized by such approval, and (2) Prompt notice shall be given of the taking of any other corporate action approved by Shareholders without a meeting by less than unanimous written consent, to each of those Shareholders entitled to vote who have not consented in writing.

     Any Shareholder giving a written consent, or the Shareholder's proxy holders, or a transferee of the shares of a personal representative of the Shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.



                                  ARTICLE III

                                   DIRECTORS
                                   ---------


     Section 1. RESPONSIBILITY AND POWERS OF THE BOARD OF DIRECTORS. Except as otherwise provided by law or in the Articles of Incorporation, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.

     Section 2. STANDARD OF CARE. Each Director shall perform the duties of a Director, including the duties as a member of any committee of the Board upon which the Director may serve, in good faith, in a manner such Director believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances.

     Section 3. NUMBER AND QUALIFICATION OF DIRECTORS. The authorized number of Directors shall be equal to the number of holders of shares of the corporations common stock but not less than three (3) nor more than seven (7) until changed by a duly adopted amendment to the Articles of Incorporation or by an amendment to this by-law adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Directors need not be stockholders.

     Section 4. ELECTION AND TERM OF OFFICE OF DIRECTORS. Directors shall be elected at each annual meeting of the Shareholders to hold office until the next annual meeting. Each Director, including a Director elected to fill a vacancy, shall hold office until the expiration of said term for which elected and until a successor has been elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent directors.

     Section 5. ELECTION OF A CHAIRMAN OF THE BOARD. At the regular meeting of the Board of Directors following a meeting of shareholders which has elected directors, the Directors may elect a Chairman of the Board from among the directors. The Chairman of the Board shall hold office until the corresponding meeting of the Board of Directors in the next year, or otherwise after the shareholders have elected directors, and until a successor shall have been elected and qualified, or until earlier resignation or removal. The Chairman of the Board, if such be elected, shall be the Chief Executive Officer of the Corporation and, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-Laws. Any vacancy in such office may be filled for the unexpired portion of the term in the Board of the Directors at any regular or special meeting.

     Section 6. RESIGNATIONS. Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

     Section 7. REMOVAL OF DIRECTORS. Subject to the provisions of the Articles of Incorporation, any Director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of the classes of shares of the Corporation entitled to vote thereon at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.

          Section 8. VACANCIES. Newly created directorships resulting from any increase in the number of directors any vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the Shareholders or by court order may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each Director so elected shall hold office until the next annual meeting of the Shareholders and until a successor has been elected and qualified.

     A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any Director, or if the Board of Directors by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of Directors is increased, or if the Shareholders fail, at any meeting of Shareholders at which any Director or Directors are elected, to elect the number of Directors to be voted for at that meeting.

     The Shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

     No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director's term of office expires.

          Section 9. NOTICE, PLACE AND MANNER OF MEETINGS. Meetings of the board of Directors may be called by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any two (2) Directors and shall be held at the principal executive office of the corporation, unless some other place is designated in the notice of the meeting. Members of the Board, or any committee thereof, may participate in a meeting through use of a conference telephone or similar communications equipment so long as all members participating in such a meeting can hear one another. Telephonic participation in a meeting shall constitute presence in person at such meeting.

     If notice of a meeting of the Board of Directors, or any committee thereof, is sent to a Director by letter, it shall be addressed to him or her at his or her address as it is shown upon the records of the corporation, or if it is not so shown on such records or is not readily ascertainable, at the place in which the meetings of the Directors are regularly held. Such notice shall be deposited in the United States mail, postage prepaid, in the place in which the principal executive office of the corporation is located at least four (4) days prior to the time of the holding of the meeting. Notice of a meeting may also be given to Directors by personally delivering the notice to them, or by a corporate Officer personally communicating it to them by telephone, telegraph, telex, cable or other facsimile transmission. Such personal notice shall be given at least forty-eight (48) hours prior to the time of the meeting. Such mailing, or personal notice by telecommunication or delivery as above provided shall be due, legal and personal notice to such Director.

     When all of the Directors are present at any Directors' meeting, however called or noticed, and either (i) sign a written consent thereto on the records of such meeting, or, (ii) if a majority of the Directors are present and if those not present sign a waiver of notice of such meeting or a consent to holding the meeting or an approval of the minutes thereof, whether prior to or after the holding of such meeting, which said waiver, consent or approval shall be filed with the Secretary of the corporation, or, (iii) if a Director attends a meeting without notice but without protesting, prior thereto or at its commencement, the lack of notice, then the transactions thereof are as valid as if had at a meeting regularly called and noticed.

     Accurate minutes of any meeting of the Board or any committee thereof, shall be maintained by the Secretary or other Officer designated for that purpose.

          Section 10. REGULAR MEETINGS. Regular meetings of the Board of Directors shall be held immediately following a meeting of shareholders which has elected directors, and at such other times and dates as the Board of Directors may determine. Such meetings shall be held at the corporate offices, or such other place as may be designated by the Board of Directors. If the day designated for said meeting shall fall upon a holiday, such meetings shall be held on the next succeeding business day thereafter. No notice need to be given of such regular meetings.

          Section 11. SPECIAL MEETINGS. Special meetings of the Board may be held at any time and place within or without, and may be called at any time by the Chairman of the Board, or the President, or any Vice President, or the Secretary, or any two (2) Directors by giving proper notice as set forth hereinbefore.

          Section 12. QUORUM. A majority of the number of Directors as fixed by the Articles of Incorporation or By-Laws shall be necessary to constitute a quorum for the transaction of business, and the action of a majority of the Directors present at any meeting at which there is a quorum, when duly assembled, is valid as a corporate act provided that the Articles of Incorporation or these By-Laws do not require a vote of a greater number for that action. Except, however, that, in the absence of a quorum, a minority of the Directors present may adjourn from time to time until a quorum shall attend, but may not transact any other business. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Directors, if any action taken is approved by a majority of the required quorum for such meeting.

          Section 13. NOTICE OF ADJOURNMENT. Notice of the time and place of holding an adjourned meeting need not be given to absent Directors if the time and place be fixed at the meeting adjourned and held within twenty-four (24) hours, but if adjourned more than twenty-four (24) hours, notice shall be given to all Directors not present at the time of the adjournment.

          Section 14. ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in the absence of the Secretary, the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 15. SOLE DIRECTOR PROVIDED BY Articles OF INCORPORATION OR BY-LAWS. In the event only one (1) Director is required by the By-Laws or Articles of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Directors shall be deemed to refer to such notice, waiver, etc., by such sole Director, who shall have all the rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described as given to a Board of Directors.

          Section 16. DIRECTORS ACTION BY UNANIMOUS WRITTEN CONSENT. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting and with the same force and effect as if taken by a unanimous vote of Directors, if authorized by a writing signed individually or collectively by all members of the Board. Such consent shall be filed with the minutes of the Board of Directors.

          Section 17. COMMITTEES. Committees of the Board may be appointed by resolution passed by a majority of the whole Board of Directors. Committees shall be composed of one (1) or more members of the Board, and one (1) or more Officers of the Corporation and any other such persons determined to be appropriate to the purpose of the committees appointed, and shall have and may exercise such powers of the Board as may be expressly delegated to it by resolution of the Board of Directors, except that no such committee shall have the power or authority to amend the Articles of Incorporation or By-Laws, authorize the issuance of stock, adopt an agreement of merger or consolidation, recommend to shareholders the sale, lease or exchange of all or substantially all of the Corporation's property or assets, recommend to shareholders a dissolution of the Corporation or a revocation thereof, or exercise any other powers expressly made non-delegable by statute. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, and any alternate if one has been appointed by the Board, the member or members there present at any meeting, and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business provided that any such rules do not violate, and is not inconsistent with, the laws of the State of California, the Articles of Incorporation, or these By-Laws. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of the members of such committee, excluding any alternate members appointed or authorized, shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to these By-Laws.

          Section 18. ADVISORY DIRECTORS. The Board of Directors from time to time may elect one or more persons to be Advisory Directors who shall not by such appointment be members of the Board of Directors. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the board of directors upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board of Directors. If no period is prescribed, the title shall be held at the pleasure of the Board.

          Section 19. COMPENSATION OF DIRECTORS. Directors, as such, shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board; provided that nothing herein contained shall be construed to preclude any Director from serving the corporation in any other capacity and receiving compensation therefor.

          Section 20. CONTRACTS. No contract or other transaction between this corporation and any other corporation shall be impaired, affected or invalidated, nor shall any Director be liable in any way by reason of the fact that any one or more of the Directors of this corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporation, provided that such facts are disclosed or made known to the Board of Directors.

     Any Director, personally and individually, may be a party to or may be interested in any contract or transaction of this corporation, and no Director shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such Director) of a majority of a quorum, notwithstanding the presence of any such Director at the meeting at which such action is taken. Such Director or Directors may be counted in determining the presence of a quorum at such meeting. This section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.


                                  ARTICLE IV

                                   OFFICERS
                                   --------

          Section 1. RESPONSIBILITY AND DUTIES OF OFFICERS. Except as otherwise provided by law or in the Articles of Incorporation, the Officers of the Corporation shall have such responsibility, power and duties in the management of the Corporation as shall be stated in these By-Laws or in a resolution of the Board of Directors which is not inconsistent with these By-Laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors.

          Section 2. STANDARD OF CARE. Each Officer shall perform the duties of his office, including the duties as a member of any committee of the Board upon which the Officer may serve, in good faith, in a manner such Officer believes to be in the best interests of the corporation, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. However, the Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

          Section 3. OFFICERS. The Officers of the corporation shall be a President, a Secretary, and a Chief Financial Officer or Treasurer . The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers or Assistant Chief Financial Officers, and such other Officers as may be appointed in accordance with the provisions of Section 4 of this Article. Any number of offices may be held by the same person, except that, if there are two (2) or more persons holding office, a person holding either the office of Chairman of the Board or President may not also hold the office Secretary.

          Section 4. SUBORDINATE OFFICERS, ETC. The Board of Directors may appoint such other Officers as the business of the corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the By-Laws or as the Board of Directors may from time to time determine.

          Section 5. ELECTION. The Officers of the Corporation shall be chosen by the Board of Directors at the first meeting of the Board of Directors after a meeting of shareholders which elected directors. Except as otherwise provided in a resolution of the Board of Directors electing the officer, each officer of the corporation shall hold office until the first meeting of the Board of Directors after the next meeting of shareholders which elected directors, and a successor shall be elected and qualified, or until his earlier death, resignation, removal or other disqualification. The election of an officer shall not of itself create any contractual right as to the person so elected.

          Section 6. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights, if any, of an Officer under any contract of employment, any Officer may be removed at any time, either with or without cause, by action of the Board of Directors taken with or without a meeting, or by any Officer upon whom such power of removal may be conferred by the Board of Directors.

     Any Officer may resign at any time by giving written notice to the Corporation or its Board of Directors. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the Officer is a party.

          Section 7. VACANCIES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in the By-Laws for regular appointments to that office.

          Section 8. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer be elected, shall be the Chief Executive Officer of the Corporation, have general supervision, direction and control of the business and Officers of the corporation, and, if present, preside at meetings of the Board of Directors, be an ex officio a member of all the standing committees, if any, and shall exercise and perform such other powers and duties as may be from time to time assigned by the Board of Directors or prescribed by the By-Laws. If there is no President, the Chairman of the Board shall in addition have all of the powers and duties prescribed in Section 9 of this Article.

          Section 9. PRESIDENT. Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an Officer, the President shall be the Chief Operating Officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and Officers of the corporation. He or she shall preside at all meetings of the Shareholders and in the absence of the Chairman of the Board, or if there be none, at all meetings of the Board of Directors. If there is no Chairman of the Board, the President shall be the Chief Executive Officer and shall in addition have all of the powers and duties prescribed in Section 8 of this Article. The President shall be ex officio a member of the Executive Committee appointed by the Board, if any, and shall have the general powers and duties of management usually vested in the office of President of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or the By-Laws.

          Section 10. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the By-Laws.

          Section 11. SECRETARY. The Secretary shall keep, or cause to be kept, a book of minutes at the principal office or such other place as the Board of Directors may order, of all meetings of Directors, including any committees thereof, and Shareholders, with the time and place of holding, whether regular or special, and if special, how authorized the notice thereof given, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings and the proceedings thereof.

     The Secretary shall keep, or cause to be kept, at the principal office or at the office of the corporation's transfer agent, a share register, or duplicate share register, showing the names of the Shareholders and their addresses; the number and classes of shares held by each; the number and date of certificates issued for the same; and the number and date of cancellation of every certificate surrendered for cancellation.

     The Secretary shall give, or cause to be given, notice of all the meetings of the Shareholders and of the Board of Directors required by the By-Laws or by law to be given. He or she shall keep the seal of the corporation in safe custody with the authority to affix such seal to any instrument requiring it, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By-Laws.

          Section 12. CHIEF FINANCIAL OFFICER (Treasurer). The Chief Financial Officer or Treasurer shall keep and maintain, or cause to be kept and maintained in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus) and shares. The books of account shall at all reasonable times be open to inspection by any Director.

     This Officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and Directors, whenever they request it, an account of all of his or her transactions and of the financial condition of the corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or the By-Laws.

          Section 13. CONTRACTS. No contract or other transaction between this corporation and any other corporation shall be impaired, affected or invalidated, nor shall any Officer be liable in any way by reason of the fact that any one or more of the Officers and Directors of this corporation is or are interested in, or is a director or officer, or are directors or officers, of such other corporation, provided that such facts are disclosed or made known to the Board of Directors.

     Any Officer, personally and individually, may be a party to or may be interested in any contract or transaction of this corporation, and no Officer shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such interested Officer if he is also Director) of a majority of a quorum, notwithstanding the presence of any such Officer/Director at the meeting at which such action is taken. This section shall not be construed to impair or invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

                                   ARTICLE V

                    INDEMNIFICATION OF DIRECTORS, OFFICERS,
                    ---------------------------------------
                     EMPLOYEES AND OTHER CORPORATE AGENTS
                     ------------------------------------

          Section 1. ACTIONS, SUITS, OR PROCEEDINGS OTHER THAN THOSE BY OR IN THE RIGHT OF THE CORPORATION. The Corporation may indemnify, in the manner and to the full extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

          Section 2. ACTIONS, SUITS, OR PROCEEDINGS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise or by reason of any action alleged to have been taken or omitted in such capacity against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him or in his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court in which such action or suit was brought, shall determine upon application that, despite adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court shall deem proper.

          Section 3. EXPENSES INCURRED. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 1. and 2., above, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

          Section 4. DETERMINATION OF INDEMNIFICATION. Any indemnification provided under Section 1. and 2., above, (unless ordered by a Court) shall be made by the Corporation upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct in Sections 1. and 2., above. The determination of the amount of indemnity shall reasonably be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, and if a majority of disinterested directors so directs, by arbitration pursuant to the then existing rules of the American Arbitration Association; or (3) by the stockholders of the Corporation.

          Section 5. ADVANCE OF EXPENSES. Costs and expenses (including attorneys' fees) incurred by or on behalf of a director, officer, employee, or agent in defending or investigating a civil or criminal action, suit, proceeding, or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director, officer, employee, or agent shall undertake, in writing, to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification.

          Section 6. NON-EXCLUSIVITY. The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee, agent, or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

          Section 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

          Section 8. INCLUSION OF CONSTITUENT CORPORATION. For purposes of this Article, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

          Section 9. INCLUSION OF OTHER TERMS. For purposes of this Article, reference to "other enterprises" shall include, but not be limited to, employee benefit plans; references to "fines" shall include, but not be limited to, any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include, but not be limited to, any services as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation," as referred to in this Article.

          Section 10. CONTINUATION OF INDEMNIFICATION. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article may, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and may inure to the benefit of the heirs, executors, and administrators of such a person.

                                  ARTICLE VI

                      CERTIFICATES AND TRANSFER OF SHARES
                      -----------------------------------

          Section 1. CERTIFICATES FOR SHARES. Certificates for shares shall be of such form and device as the Board of Directors may designate and shall state the name of the record holder of the shares represented thereby; its number; date of issuance; the number of shares for which it is issued; a statement of the rights, privileges, preferences and restrictions, if any; a statement as to the redemption or conversion, if any; a statement of liens or restrictions upon transfer or voting, if any; if shares be assessable or, if assessments are collectible by personal action, a plain statement of such facts.

     All Certificates shall be signed in the name of the corporation by the Chairman of the Board or Vice Chairman of the Board or the President or Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the Shareholder.

     Any or all of the signatures on the certificate may be facsimile. In case any Officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that Officer, transfer agent, or registrar before that certificate is issued, it may be issued by the corporation with the same effect as if that person were an Officer, transfer agent, or registrar at the date of issue.

          Section 2. TRANSFER ON THE BOOKS. Upon surrender to the Secretary or transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 3. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of the fact and shall, if the Directors in their discretion so require, give the corporation a bond of indemnity, in form and with one or more sureties satisfactory to the Board, in at least double the value of the stock represented by said certificate, whereupon a new certificate may be issued in the same tenor and for the same number of shares as the one alleged to be lost or destroyed.

          Section 4. TRANSFER AGENTS AND REGISTRARS. The Board of Directors may appoint one or more transfer agents or transfer clerks, and one or more registrars, which shall be an incorporated bank or trust company, either domestic or foreign, who shall be appointed at such times and places as the requirements of the corporation may necessitate and the Board of Directors may designate.

          Section 5. CLOSING STOCK TRANSFER BOOKS - RECORD DATE. In order that the corporation may determine the Shareholders entitled to notice of any meeting or to vote or entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days prior to the date of such meeting nor more than sixty (60) days prior to any other action.

     If no record date is fixed; the record date for determining Shareholders entitled to notice of or to vote at a meeting of Shareholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held. The record date for determining Shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is given.

     The record date for determining Shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

          Section 6. LEGEND CONDITION. In the event any shares of this corporation are issued pursuant to a permit or exemption therefrom requiring the imposition of a legend condition, the person or persons issuing or transferring said shares shall make sure said legend appears on the certificate and shall not be required to transfer any shares free of such legend unless an amendment to such permit or a new permit be first issued so authorizing such a deletion.


                                  ARTICLE VII

                        RECORDS - REPORTS - INSPECTION
                        ------------------------------

          Section 1. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including, but not limited to, minute books, stock ledger and books of account, may be kept on, or be in the form of, computer disks or diskettes, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert

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

any records so kept upon the request of any person entitled to inspect the same. All of such books, records and accounts shall be kept at its principal executive office as fixed by the Board of Directors from time to time.

          Section 2. CORPORATE RECORDS. The Corporation shall maintain accurate and adequate records containing the Articles of Incorporation and amendments thereto; By-Laws and amendments thereto; issuances, transfers and holdings of shares of the Corporations stock; minutes of the meetings and actions of shareholders, and directors and any committee thereof; and other corporate activities.

          Section 3. FINANCIAL RECORDS. The corporation shall maintain, in accordance with generally accepted accounting principles, adequate and correct accounts, books and records of its business and properties.

          Section 4. REPORTS. The Directors and Officers of the Corporation shall make such reports of the corporate and business affairs of the Corporation as may be required by the statutes of all competent governmental authorities having jurisdiction over the Corporation; those required by action of the shareholders and directors; and those required for the competent management of its affairs.

          Section 5. INSPECTION OF BOOKS AND RECORDS. All books and records shall be open to inspection of the Directors and Shareholders from time to time during normal business hours upon reasonable notice.

          Section 6. CERTIFICATION AND INSPECTION OF BY-LAWS. The original or a copy of these By-Laws, as amended or otherwise altered to date, certified by the Secretary, shall be kept at the corporation's principal executive office and shall be open to inspection by the Shareholders of the corporation at all reasonable times during office hours.


                                 ARTICLE VIII

                                ANNUAL REPORTS
                                --------------

          Section 1. REPORT TO SHAREHOLDERS, DUE DATE. The Board of Directors shall cause an annual report to be sent to the Shareholders not later than one hundred twenty (120) days after the close of the fiscal or calendar year adopted by the corporation. This report shall be sent at least fifteen (15) days before the annual meeting of Shareholders to be held during the next fiscal year and in the manner specified in these By-Laws for giving notice to the Shareholders of the corporation. The annual report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year, accompanied by any report of independent accountants or, if there is no such report, the certificate of an authorized Officer of the corporation that the statements were prepared without audit from the books and records of the corporation.

          Section 2.  WAIVER.  The annual report to Shareholders referred to in
Section 1501 of the California General Corporation Law is expressly dispensed with so long as this corporation shall have less than one hundred (100) Shareholders. However, nothing herein shall be interpreted as prohibiting the Board of Directors from issuing annual or other periodic reports to the Shareholders of the corporation as they consider appropriate.


                                  ARTICLE IX

                             AMENDMENTS TO BY-LAWS
                             ---------------------

          Section 1. AMENDMENT BY SHAREHOLDERS. New By-Laws may be adopted or these By-Laws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Articles of Incorporation of the corporation set forth the number of authorized Directors of the corporation, the authorized number of Directors may be changed only by an amendment of the Articles of Incorporation.

          Section 2. POWERS OF DIRECTORS. Subject to the right of the Shareholders to adopt, amend or repeal By-Laws, as provided in Section 1 of this Article, the Board of Directors may adopt, amend or repeal any of these By-Laws other than a By-Law or amendment thereof changing the authorized number of Directors.

          Section 3. RECORD OF AMENDMENTS. Whenever an amendment or new By-Law is adopted, it shall be copied in the corporate book with the original By-Laws, in the appropriate place. If any By-law is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in said book.

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

                                  ARTICLE X

                                CORPORATE SEAL
                                --------------

          The Corporation may have a corporate seal. Such corporate seal shall be circular in form, and shall have inscribed thereon the name of the corporation, the year or date of its incorporation, and the word "California", or otherwise in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it, or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.


                                  ARTICLE XI

                                 MISCELLANEOUS
                                 -------------

          Section 1. REPRESENTATION OF SHARES IN OTHER CORPORATIONS. Shares of other corporations standing in the name of this corporation may be voted or represented and all incidents thereto may be exercised on behalf of the corporation by the Chairman of the Board, the President or any Vice President and the Secretary or an Assistant Secretary.

          Section 2. SUBSIDIARY CORPORATIONS. Shares of this corporation owned by a subsidiary shall not be entitled to vote on any matter. A subsidiary for these purposes is defined as a corporation, the shares of which possessing more than 25% of the total combined voting power of all classes of shares entitled to vote, are owned directly or indirectly through one (1) or more subsidiaries.

          Section 3. CHECKS, DRAFTS, ETC. All checks, drafts, or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

          Section 4. CONTRACTS, ETC. --- HOW EXECUTED. The Board of Directors, except as in the By-Laws otherwise provided, may authorize any Officer or Officers, agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no Officer, agent or employee shall have any power or authority to bind the corporation by any contract or agreement, or to pledge its credit, or to render it liable for any purpose or to any amount, except as provided by statute.

          Section 5. WAIVER OF NOTICE OF MEETING OF SHAREHOLDERS. Whenever notice is required to be given by law or under any provision of the Articles on Incorporation or these By-Laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Articles of Incorporation or these By-Laws. Unless either proper notice of a meeting of shareholders or the Board of Directors, or any committee thereof, has been given, or else the persons entitled thereto have waived such notice (either in writing or by attendance as set forth above), any business transacted at such meeting shall null and void.

          Section 6. ACCOUNTING YEAR. The accounting year of the corporation shall be fixed by resolution of the Board of Directors.

          Section 7. GENDER. Any references to the masculine gender in these By-Laws shall be construed to mean the feminine gender, as the situation may demand.


          CERTIFICATE BY SECRETARY OF ADOPTION BY SHAREHOLDERS' VOTE
          ----------------------------------------------------------

THIS IS TO CERTIFY:

          That I am the duly elected, qualified, and acting Secretary of the above-named corporation and that the above and foregoing Code of By-Laws was submitted to the Shareholders at their meeting convened on September 16, 1996, and recorded in the Minutes thereof, and was ratified by the vote of Shareholders entitled to exercise the majority of the voting power of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand this ____ day of September, 1996.

                                              /s/ SHALA SHASHANI
                                              _______________________
                                                  Secretary

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